UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08560
GAMCO International Growth Fund, Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
GAMCO International Growth Fund, Inc.
Annual Report
December 31, 2009

Caesar Bryan
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     In 2009 the GAMCO International Growth Fund (the “Fund”) (Class AAA) net asset value (“NAV”) per share rose 38.02% compared with gains of 41.59% for the Lipper International Multi-Cap Growth Fund Average and 32.46% for the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and the Far East (“EAFE”) Index.
     MSCI data (all returns in dollars) shows 15 of 23 major national indices advanced in the fourth quarter. The U.S. (+5.9%) was one of the better performers during the quarter, which marked a change from the third quarter where strength in most other countries made the U.S. a relative laggard. The best performing country was Norway (+14.9%), followed by Singapore (+9.8%), the United Kingdom (+7.0%), Canada (+5.0%), Australia (+4.9%), Switzerland (+3.8%), the Netherlands (+3.7%), Hong Kong and Sweden (+3.6%), Germany (+2.2%), France (+2.1%), Belgium (+1.6%), Spain (+1.3%), and Portugal (+0.4%). Fourth quarter laggards were led by Greece (-22.4%), followed by Austria (-9.8%), Finland (-3.5%), Denmark and Japan (-2.8%), and Ireland and Italy (-2.7%). New Zealand was unchanged during the quarter. In emerging markets, eighteen of twenty-two countries recorded positive performance in the fourth quarter. Of the four largest emerging markets, Brazil (+12.1%) posted the best quarterly performance, followed by Russia (+10.4%), China (+9.5%), and India (+7.5%).

     Xstrata, the Fund’s largest holding (4.5% of net assets as of December 31, 2009) contributed to the Fund’s positive performance in 2009. Xstrata is a diversified mining group which focuses on seven international commodity markets: copper, coking coal, thermal coal, ferrochrome, nickel, vanadium, and zinc, with additional exposures to platinum group metals, gold, cobalt, lead, and silver, recycling facilities, and a suite of global technology products. Additional selected holdings that contributed to the Fund’s positive performance for the year were Rio Tinto (3.7%), Petroleo Brasileiro (3.3%), which is Brazil’s largest energy company with a presence in twenty-seven countries, Anglo American (3.1%), and Technip (1.0%). Some of our weaker performing stocks during the year were Imperial Oil Ltd. (1.7%), Square Enix Holdings Co. (1.2%), Harmony Gold Mining Co. (1.0%), and Takeda Pharmaceutical Co. Ltd. (0.7%).

Sincerely yours,

Bruce N. Alpert
President

February 19, 2010
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
GAMCO INTERNATIONAL GROWTH FUND CLASS AAA SHARES,
THE LIPPER INTERNATIONAL MULTI-CAP GROWTH FUND AVERAGE,
AND THE MSCI EAFE INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

											Since
											Inception
	Quarter		1 Year		3 Year		5 Year		10 Year		(6/30/95)
GAMCO International Growth Fund Class AAA	6.38%		38.02%		(4.57)%		3.08%		0.16%		6.86%
MSCI EAFE Index	2.22		32.46		(5.57)		4.02		1.58		5.29
Lipper International Multi-Cap Growth Fund Average	4.11		41.59		(5.60)		4.23		1.37		7.53
Class A	6.36		38.05		(4.46)		3.15		0.33		6.98
	0.24	(b)	30.11	(b)	(6.33	)(b)	1.93	(b)	(0.27	)(b)	6.55 (b)
Class B	6.20		36.96		(5.30)		2.29		(0.52)		6.36
	1.20	(c)	31.96	(c)	(6.26	)(c)	1.92	(c)	(0.52)		6.36
Class C	6.24		37.02		(5.28)		2.35		(0.60)		6.30
	5.24	(d)	36.02	(d)	(5.28)		2.35		(0.60)		6.30
Class I	6.50		38.37		(4.40)		3.19		0.21		6.90
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 2.01%, 2.01%, 2.76%, 2.76%, and 1.76%, respectively. See page 10 for the expense ratios for the year ended December 31, 2009. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares on July 25, 2001, January 17, 2001, December 17, 2000, and January 11, 2008, respectively. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and the Far East (“EAFE”) Index is an unmanaged indicator of international stock market performance, while the Lipper International Multi-Cap Growth Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

GAMCO International Growth Fund, Inc. Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2009 through December 31, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/09	12/31/09	Ratio	Period*
GAMCO International Growth Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,253.30	2.45%	$13.91
Class A	$1,000.00	$1,252.90	2.45%	$13.91
Class B	$1,000.00	$1,248.20	3.20%	$18.13
Class C	$1,000.00	$1,248.70	3.20%	$18.14
Class I	$1,000.00	$1,254.70	2.20%	$12.50
Hypothetical 5% Return
Class AAA	$1,000.00	$1,012.85	2.45%	$12.43
Class A	$1,000.00	$1,012.85	2.45%	$12.43
Class B	$1,000.00	$1,009.07	3.20%	$16.20
Class C	$1,000.00	$1,009.07	3.20%	$16.20
Class I	$1,000.00	$1,014.12	2.20%	$11.17

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2009:
GAMCO International Growth Fund, Inc.

Materials	19.3%
Consumer Staples	16.9%
Health Care	15.7%
Industrials	12.2%
Energy	10.8%
Consumer Discretionary	8.6%
Financials	7.9%
Information Technology	7.4%
Telecommunication Services	1.2%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO International Growth Fund, Inc.
Schedule of Investments — December 31, 2009

			Market
Shares		Cost	Value

	COMMON STOCKS — 100.0%
	MATERIALS — 19.3%
20,930	Anglo American plc†	$825,999	$906,425
10,000	BHP Billiton Ltd.	421,111	382,666
20,000	CRH plc, Dublin	205,185	543,788
30,000	Harmony Gold Mining Co. Ltd.	220,492	304,541
10,000	Impala Platinum Holdings Ltd.	385,797	273,342
5,000	Newcrest Mining Ltd.	150,708	158,373
19,825	Rio Tinto plc	711,924	1,070,484
1,500	Syngenta AG	439,664	423,612
50,000	Tokai Carbon Co. Ltd.	227,398	248,931
73,500	Xstrata plc†	721,466	1,310,949

	TOTAL MATERIALS	4,309,744	5,623,111

	CONSUMER STAPLES — 16.9%
20,728	British American Tobacco plc	558,962	674,798
35,200	Cadbury plc	402,382	452,587
13,000	Coca-Cola Hellenic Bottling Co. SA	115,887	295,924
40,000	Diageo plc	356,651	697,844
6,600	Dr. Pepper Snapple Group Inc.	164,353	186,780
5,000	Heineken NV	199,278	237,367
100	Japan Tobacco Inc.	577,985	337,649
10,000	Nestlé SA	443,695	485,336
7,558	Pernod-Ricard SA	238,564	646,282
50,000	Tesco plc	436,369	344,939
22,000	Woolworths Ltd.	308,968	551,777

	TOTAL CONSUMER STAPLES	3,803,094	4,911,283

	HEALTH CARE — 15.7%
6,126	AstraZeneca plc	247,157	287,922
5,000	Bayer AG	210,352	400,117
4,500	Cochlear Ltd.	221,016	277,892
18,140	GlaxoSmithKline plc	519,706	384,674
12,000	Novartis AG	472,097	655,311
5,500	Roche Holding AG	547,294	940,571
4,000	Sanofi-Aventis	275,633	314,571
30,000	Smith & Nephew plc	277,989	308,591
2,500	Synthes Inc.	170,882	326,985
5,000	Takeda Pharmaceutical Co. Ltd.	213,177	206,006
7,000	TSUMURA & Co.	212,901	226,300
3,000	William Demant Holding A/S†	136,249	225,484

	TOTAL HEALTH CARE	3,504,453	4,554,424

	INDUSTRIALS — 12.2%
2,000	Bouygues SA	77,064	103,596
80,000	China Merchants Holdings (International) Co. Ltd.	273,035	258,075
12,000	CNH Global NV†	467,453	299,760
25,000	Downer EDI Ltd.	196,416	208,202

			Market
Shares		Cost	Value

16,000	Experian plc	$99,757	$158,043
6,400	Fanuc Ltd.	650,281	596,493
20,000	Jardine Matheson Holdings Ltd.	494,307	600,854
15,000	Mitsui & Co. Ltd.	346,589	212,792
6,000	Secom Co. Ltd.	236,672	284,986
700,000	Sinotrans Ltd., Cl. H	179,270	182,651
3,000	SMC Corp.	382,180	342,546
12,000	The Capita Group plc	143,228	145,098
20,000	Toll Holdings Ltd.	187,146	156,179

	TOTAL INDUSTRIALS	3,733,398	3,549,275

	ENERGY — 10.8%
15,000	BG Group plc	277,152	270,844
10,000	Galp Energia SGPS SA, Cl. B	267,143	172,727
13,000	Imperial Oil Ltd.	487,036	505,407
20,000	Petroleo Brasileiro SA, ADR	229,945	953,600
22,000	Saipem SpA	428,131	759,229
4,000	Technip SA	150,396	281,426
10,000	Tullow Oil plc	114,988	209,804

	TOTAL ENERGY	1,954,791	3,153,037

	CONSUMER DISCRETIONARY — 8.6%
6,500	Christian Dior SA	392,774	666,118
21,000	Compagnie Financiere Richemont SA, Cl. A	283,136	706,164
7,000	Hennes & Mauritz AB, Cl. B	287,212	388,057
4,000	Naspers Ltd., Cl. N	156,019	161,881
12,000	The Swatch Group AG	673,641	571,197

	TOTAL CONSUMER DISCRETIONARY	1,792,782	2,493,417

	FINANCIALS — 7.9%
1,000	Allianz SE	140,889	123,960
70,000	AXA Asia Pacific Holdings Ltd.	418,637	409,285
40,000	Cheung Kong (Holdings) Ltd.	466,028	514,007
40,000	Hongkong Land Holdings Ltd.	156,910	197,004
12,000	Schroders plc	318,908	256,457
12,000	Standard Chartered plc	249,905	302,950
40,000	Swire Pacific Ltd., Cl. A	458,982	483,735

	TOTAL FINANCIALS	2,210,259	2,287,398

	INFORMATION TECHNOLOGY — 7.4%
18,000	Canon Inc.	700,674	765,693
3,400	Keyence Corp.	585,452	705,648
17,000	Square Enix Holdings Co. Ltd.	457,695	358,644
600	Yahoo! Japan Corp.	226,444	180,401
6,000	Yamatake Corp.	118,852	133,371

	TOTAL INFORMATION TECHNOLOGY	2,089,117	2,143,757

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	TELECOMMUNICATION SERVICES — 1.2%
8,500	Orascom Telecom Holding SAE, GDR	$596,452	$193,250
10,000	Tele2 AB, Cl. B	166,941	153,613

	TOTAL TELECOMMUNICATION SERVICES	763,393	346,863

	TOTAL COMMON STOCKS	24,161,031	29,062,565

	TOTAL INVESTMENTS — 100.0%	$24,161,031	29,062,565

	Other Assets and Liabilities (Net) — 0.0%		(4,884)

	NET ASSETS — 100.0%		$29,057,681

†	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
Europe	59.1%	$17,176,621
Japan	15.8	4,599,458
Asia/Pacific	12.3	3,582,841
Latin America	6.0	1,751,458
North America	3.5	1,019,172
South Africa	2.6	739,765
Africa/Middle East	0.7	193,250

	100.0%	$29,062,565

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments, at value (cost $24,161,031)	$29,062,565
Cash	252,721
Receivable for investments sold	139,483
Receivable for Fund shares sold	15,825
Dividends receivable	43,258
Prepaid expenses	23,804

Total Assets	29,537,656

Liabilities:
Payable for investments purchased	196,416
Payable for Fund shares redeemed	153,869
Payable for investment advisory fees	24,557
Payable for distribution fees	5,914
Payable for legal and audit fees	49,013
Payable for shareholder communications expenses	23,722
Other accrued expenses	26,484

Total Liabilities	479,975

Net Assets applicable to 1,498,375 shares outstanding	$29,057,681

Net Assets Consist of:
Paid-in capital	$24,315,116
Accumulated distributions in excess of net investment income	(120,197)
Accumulated net realized loss on investments and foreign currency transactions	(40,374)
Net unrealized appreciation on investments	4,901,534
Net unrealized appreciation on foreign currency translations	1,602

Net Assets	$29,057,681

Shares of Capital Stock:
Class AAA:
Net Asset Value, offering, and redemption price per share ($27,628,269 ÷ 1,424,751 shares outstanding, at $0.001 par value; 375,000,000 shares authorized)	$19.39

Class A:
Net Asset Value and redemption price per share ($241,159 ÷ 12,252 shares outstanding, at $0.001 par value; 250,000,000 shares authorized)	$19.68

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$20.88

Class B:
Net Asset Value and offering price per share ($6,049 ÷ 318.2 shares outstanding, at $0.001 par value; 125,000,000 shares authorized)	$19.01	(a)

Class C:
Net Asset Value and offering price per share ($15,723 ÷ 839.3 shares outstanding, at $0.001 par value; 125,000,000 shares authorized)	$18.73	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($1,166,481 ÷ 60,215 shares outstanding, at $0.001 par value; 125,000,000 shares authorized)	$19.37

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $16,649)	$663,634
Interest	61

Total Investment Income	663,695

Expenses:
Investment advisory fees	254,532
Distribution fees — Class AAA	60,360
Distribution fees — Class A	460
Distribution fees — Class B	54
Distribution fees — Class C	222
Legal and audit fees	60,683
Custodian fees	58,364
Shareholder communications expenses	50,418
Registration expenses	33,595
Shareholder services fees	31,761
Directors’ fees	13,000
Interest expense	1,941
Miscellaneous expenses	51,867

Total Expenses	617,257

Net Investment Income	46,438

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(22,637)
Net realized gain on foreign currency transactions	12,899

Net realized loss on investments and foreign currency transactions	(9,738)

Net change in unrealized appreciation:
on investments	7,943,207
on foreign currency translations	2,541

Net change in unrealized appreciation on investments and foreign currency translations	7,945,748

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	7,936,010

Net Increase in Net Assets Resulting from Operations	$7,982,448

(a)	Redemption price varies based on the length of time held.
See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$46,438	$610,820
Net realized gain/(loss) on investments and foreign currency transactions	(9,738)	641,153
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	7,945,748	(23,912,344)

Net Increase/(Decrease) in Net Assets Resulting from Operations	7,982,448	(22,660,371)

Distributions to Shareholders:
Net investment income
Class AAA	(126,842)	(548,187)
Class A	(1,137)	(2,636)
Class B	—	(78)
Class C	—	(58)
Class I	(7,499)	(25,524)

	(135,478)	(576,483)

Net realized gain
Class AAA	—	(704,527)
Class A	—	(4,255)
Class B	—	(188)
Class C	—	(708)
Class I	—	(27,608)

	—	(737,286)

Return of capital
Class AAA	(13,510)	(18,811)
Class A	(121)	(114)
Class B	—	(5)
Class C	—	(19)
Class I	(799)	(737)

	(14,430)	(19,686)

Total Distributions to Shareholders	(149,908)	(1,333,455)

Capital Share Transactions:
Class AAA	(5,116,876)	(8,288,279)
Class A	25,791	(140,758)
Class B	(1,877)	154
Class C	(15,198)	(56,593)
Class I	(214,314)	1,752,965

Net Decrease in Net Assets from Capital Share Transactions	(5,322,474)	(6,732,511)

Redemption Fees	321	1,770

Net Increase/(Decrease) in Net Assets	2,510,387	(30,724,567)

Net Assets:
Beginning of period	26,547,294	57,271,861

End of period (including undistributed net investment income of $0 and $0, respectively)	$29,057,681	$26,547,294

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

													Ratios to Average Net Assets/
		Income from Investment Operations			Distributions								Supplemental Data
			Net												Operating
	Net Asset	Net	Realized and	Total		Net				Net Asset		Net Assets	Net		Expense
Period	Value,	Investment	Unrealized	from	Net	Realized				Value,		End of	Investment		Ratio (Net	Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Return of	Total	Redemption	End of	Total	Period	Income	Operating	of Interest	Turnover
December 31	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)	Expenses	Expense)	Rate††
Class AAA
2009	$14.12	$0.03	$5.34	$5.37	$(0.09)	—	$(0.01)	$(0.10)	$0.00	$19.39	38.0%	$27,628	0.17%	2.44%	2.43%	13%
2008	26.19	0.30	(11.63)	(11.33)	(0.32)	$(0.41)	(0.01)	(0.74)	0.00	14.12	(43.2)	25,355	1.41	2.01	2.00	9
2007	24.57	0.33	2.34	2.67	(0.35)	(0.70)	—	(1.05)	0.00	26.19	10.9	56,678	1.26	1.91	1.87	18
2006	20.63	0.38	3.99	4.37	(0.43)	—	—	(0.43)	0.00	24.57	21.2	64,573	1.70	1.79	1.78	18
2005	18.75	0.09	1.88	1.97	(0.09)	—	—	(0.09)	0.00	20.63	10.5	59,554	0.48	1.89	1.88	19
Class A
2009	$14.33	$0.02	$5.43	$5.45	$(0.09)	—	$(0.01)	$(0.10)	$0.00	$19.68	38.1%	$241	0.10%	2.44%	2.43%	13%
2008	26.45	0.30	(11.70)	(11.40)	(0.30)	$(0.41)	(0.01)	(0.72)	0.00	14.33	(43.0)	153	1.37	2.01	2.00	9
2007	24.82	0.36	2.33	2.69	(0.36)	(0.70)	—	(1.06)	0.00	26.45	10.9	473	1.34	1.91	1.87	18
2006	20.84	0.36	4.05	4.41	(0.43)	—	—	(0.43)	0.00	24.82	21.1	334	1.60	1.79	1.78	18
2005	18.92	0.11	1.88	1.99	(0.07)	—	—	(0.07)	0.00	20.84	10.5	253	0.56	1.89	1.88	19
Class B
2009	$13.88	$(0.08)	$5.21	$5.13	—	—	—	—	$0.00	$19.01	37.0%	$6	(0.54)%	3.19%	3.18%	13%
2008	25.70	0.15	(11.38)	(11.23)	$(0.17)	$(0.41)	$(0.01)	$(0.59)	0.00	13.88	(43.7)	7	0.73	2.76	2.75	9
2007	24.00	0.13	2.27	2.40	0.00 (b)	(0.70)	—	(0.70)	0.00	25.70	10.0	12	0.51	2.66	2.62	18
2006	20.18	0.20	3.89	4.09	(0.27)	—	—	(0.27)	0.00	24.00	20.2	59	0.91	2.54	2.53	18
2005	18.40	(0.06)	1.84	1.78	—	—	—	—	0.00	20.18	9.7	49	(0.31)	2.63	2.62	19
Class C
2009	$13.67	$(0.08)	$5.14	$5.06	—	—	—	—	$0.00	$18.73	37.0%	$16	(0.50)%	3.19%	3.18%	13%
2008	25.08	0.05	(11.01)	(10.96)	$(0.03)	$(0.41)	$(0.01)	$(0.45)	0.00	13.67	(43.7)	24	0.22	2.76	2.75	9
2007	23.67	0.27	2.10	2.37	(0.26)	(0.70)	—	(0.96)	0.00	25.08	10.1	109	1.05	2.66	2.62	18
2006	20.00	0.00 (b)	4.06	4.06	(0.39)	—	—	(0.39)	0.00	23.67	20.2	52	(0.01)	2.54	2.53	18
2005	18.24	(0.18)	1.98	1.80	(0.04)	—	—	(0.04)	0.00	20.00	9.9	15	(0.95)	2.62	2.61	19
Class I
2009	$14.10	$0.07	$5.34	$5.41	$(0.13)	—	$(0.01)	$(0.14)	$0.00	$19.37	38.4%	$1,167	0.46%	2.19%	2.18%	13%
2008(c)	24.96	0.41	(10.47)	(10.06)	(0.38)	$(0.41)	(0.01)	(0.80)	0.00	14.10	(40.2)	1,008	2.01 (d)	1.76 (d)	1.75 (d)	9

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(d)	Annualized.
See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.
Notes to Financial Statements
1. Organization. GAMCO International Growth Fund, Inc. (the “Fund”) was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on June 30, 1995.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO International Growth Fund, Inc.
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples	$764,188	$4,147,095	$4,911,283
Health Care	326,985	4,227,439	4,554,424
Industrials	299,760	3,249,515	3,549,275
Energy	1,459,007	1,694,030	3,153,037
Other Industrials (a)	—	12,894,546	12,894,546

Total Common Stocks	2,849,940	26,212,625	29,062,565

TOTAL INVESTMENTS IN SECURITIES	$2,849,940	$26,212,625	$29,062,565

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
There were no Level 3 investments held at December 31, 2009 or December 31, 2008.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

GAMCO International Growth Fund, Inc.
Notes to Financial Statements (Continued)
are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial

GAMCO International Growth Fund, Inc.
Notes to Financial Statements (Continued)
information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and reclassifications of capital gains on passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated distributions in excess of net investment income by $30,482 and to increase accumulated net realized loss on investments and foreign currency transactions by $30,482.

GAMCO International Growth Fund, Inc.
Notes to Financial Statements (Continued)
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary income	$135,478	$653,920
Net long-term capital gains	—	659,849
Return of capital	14,430	19,686

Total distributions paid	$149,908	$1,333,455

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(40,219)
Net unrealized appreciation on investments	4,781,182
Net unrealized appreciation on foreign currency translations	1,602

Total	$4,742,565

At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $40,219, which are available to reduce future required distributions of net capital gains to shareholders through 2017.
At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on passive foreign investment companies.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$24,281,383	$6,854,614	$(2,073,432)	$4,781,182
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.

GAMCO International Growth Fund, Inc.
Notes to Financial Statements (Continued)
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
If total net assets of the Fund are below $100 million, the Fund pays each Director who is not considered to be an affiliated person an annual retainer of $1,000 plus $250 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. If total net assets of the Fund are in excess of $100 million, the Fund pays each Independent Director an annual retainer of $3,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $3,317,661 and $8,091,089, respectively.
6. Transactions with Affiliates. During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $240 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it retained $110 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

GAMCO International Growth Fund, Inc.
Notes to Financial Statements (Continued)
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2009, there were no borrowings outstanding under the line of credit.
The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2009 was $92,770 with a weighted average interest rate of 1.14%. The maximum amount borrowed at any time during the year ended December 31, 2009 was $1,447,000.
8. Capital Stock. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase.The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2009 and December 31, 2008 amounted to $321 and $1,770, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

GAMCO International Growth Fund, Inc.
Notes to Financial Statements (Continued)
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008*
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	112,348	$1,781,231	124,387	$2,724,485
Shares issued upon reinvestment of distributions	6,653	129,401	81,926	1,133,114
Shares redeemed	(489,863)	(7,027,508)	(574,682)	(12,145,878)

Net decrease	(370,862)	$(5,116,876)	(368,369)	$(8,288,279)

Class A
Shares sold	2,505	$42,916	5,398	$131,551
Shares issued upon reinvestment of distributions	37	734	292	3,866
Shares redeemed	(984)	(17,859)	(12,871)	(276,175)

Net increase/(decrease)	1,558	$25,791	(7,181)	$(140,758)

Class B
Shares issued upon reinvestment of distributions	—	—	11	$154
Shares redeemed	(153)	$(1,877)	—	—

Net increase/(decrease)	(153)	$(1,877)	11	$154

Class C
Shares sold	118	$1,972	32	$627
Shares issued upon reinvestment of distributions	—	—	18	241
Shares redeemed	(1,060)	(17,170)	(2,636)	(57,461)

Net decrease	(942)	$(15,198)	(2,586)	$(56,593)

Class I
Shares sold	14,400	$216,896	73,714	$1,816,910
Shares issued upon reinvestment of distributions	427	8,298	3,901	53,869
Shares redeemed	(26,088)	(439,508)	(6,139)	(117,814)

Net increase/(decrease)	(11,261)	$(214,314)	71,476	$1,752,965

*	From the commencement of offering Class I Shares on January 11, 2008.
9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

GAMCO International Growth Fund, Inc.
Notes to Financial Statements (Continued)
10. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan being developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO International Growth Fund, Inc.
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
GAMCO International Growth Fund, Inc.
We have audited the accompanying statement of assets and liabilities of GAMCO International Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAMCO International Growth Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 25, 2010

GAMCO International Growth Fund, Inc.
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO International Growth Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[4]
INTERESTED DIRECTORS[3]:

Mario J. Gabelli Director Age: 67	Since 1994	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and Communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 74	Since 1994	34	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder, MD Director Age: 69	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 75	Since 1994	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 64	Since 2004	28	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

GAMCO International Growth Fund, Inc.
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President and Secretary Age: 58	Since 1994	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s ByLaws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

GAMCO International Growth Fund, Inc.
Additional Fund Information (Continued) (Unaudited)

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended December 31, 2009, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.103, $0.108, and $0.145 per share for Class AAA, Class A, and Class I, respectively. For the year ended December 31, 2009, 3.12% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. Also for the year 2009, the Fund passed through foreign tax credits of $0.014 per share to Class AAA, Class A, and Class I.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GAMCO International Growth Fund, Inc.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA	Werner J. Roeder, MD
Chairman and Chief	Medical Director
Executive Officer	Lawrence Hospital
GAMCO Investors, Inc.

Anthony J. Colavita	Anthonie C. van Ekris
President	Chairman
Anthony J. Colavita, P.C.	BALMAC International, Inc.

Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.
Officers and Portfolio Manager

Caesar Bryan	Bruce N. Alpert
Portfolio Manager	President and Secretary

Peter D. Goldstein	Agnes Mullady
Chief Compliance Officer	Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
This report is submitted for the general information of the shareholders of GAMCO International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB009Q409SR
GAMCO
GAMCO
International
Growth
Fund,
Inc.
ANNUAL REPORT
DECEMBER 31, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $39,200 for 2008 and $37,200 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2008 and $4,300 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2008 and $4,300 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	GAMCO International Growth Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/5/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/5/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/5/10

*	Print the name and title of each signing officer under his or her signature.